UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 8, 2001
Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 35 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to announce the signing of a definitive agreement for BB&T to acquire AREA Bancshares Corporation of Owensboro, Kentucky

Nov. 8, 2001

BB&T to acquire AREA Bancshares Corporation of Owensboro, Ky.

     WINSTON-SALEM, N.C. - BB&T Corporation (NYSE: BBT) today said it plans to buy AREA Bancshares Corporation (Nasdaq: AREA) of Owensboro, Ky., in a $450.6 million stock swap. Area Bancshares is the largest independent bank holding company in Kentucky.

     AREA Bancshares, with $2.95 billion in assets, operates 72 banking offices in 39 communities in Kentucky through its banking subsidiary AREA Bank. It also operates a trust company and retail brokerage.

     The announcement comes on the same day BB&T said it would buy Louisville, Ky.-based MidAmerica Bancorp, with $1.8 billion in assets. MidAmerica operates 30 banking offices in the Louisville metropolitan statistical area through the Bank of Louisville, its primary subsidiary. Together, the mergers would increase BB&T's Kentucky assets to more than $5 billion and move BB&T from 29th to fourth place in market share in the state. BB&T wants to be among the top five in every market it serves.

     The transaction, approved by the directors of both companies, is valued at $18.71 per AREA Bancshares share based on BB&T's closing price Wednesday of $34.01. The exchange ratio will be fixed at .55 of a share of BB&T stock for each AREA Bancshares share.

     Kentucky ranked first nationally in annualized 10-year percentage change in median household income and ninth nationally in percentage increase of estimated average yearly wage. It ranked second in the nation in new jobs created and 10th in capital investments per one million residents from 1998-2000, and is the third largest auto manufacturing state.

     "AREA Bancshares Corporation is a high-quality community bank dedicated to the highest standard of client service," said BB&T Chairman and Chief Executive Officer John Allison. "This acquisition provides BB&T with a solid statewide presence in economically attractive Kentucky markets."

     BB&T will create a total of three new community banking regions: two regions will be formed from AREA Bancshares operations, and one additional region will be formed from MidAmerica's branch operations in Louisville. BB&T divides its banking network into autonomous regions - each with its own president - which operate like community banks. Nearly all lending decisions are made locally.

     "We are very pleased to be joining not only one of the elite banking institutions in the entire country, but also one that shares our corporate values and culture," said Tom Brumley, president of AREA Bancshares. "At AREA Bancshares, we have a passion for outstanding service to our customers. It's great to be teaming up with a bank that shares that same commitment and also believes strongly that local bankers know how to best serve their customers."

     Customers in and around the 39 Kentucky communities served by AREA Bancshares will be able to take advantage of BB&T's broad product and services line. It includes: insurance, mutual funds, trust, online banking, annuities, investment banking, retail brokerage, treasury services, international banking and leasing.

     AREA Bancshares currently has about 300,000 customer relationships, serving 140,000 households and 21,000 businesses of all sizes.

     The chairman of AREA Bancshares, C.M. Gatton, will join the board of directors of Branch Banking and Trust Company. The AREA Bancshares Corporation Board of Directors will join a new BB&T advisory board for Kentucky.

     The merger, which is subject to the approval of AREA Bancshares shareholders and banking regulators, is expected to be completed in the second quarter of 2002.

      Winston-Salem-based BB&T Corporation, with $70.3 billion in assets, operates more than 1,000 banking offices in the Carolinas, Georgia, Virginia, Maryland, West Virginia, Tennessee, Kentucky, Alabama and Washington, D.C.

     BB&T Corporation is the fourth largest financial holding company in the Southeast and 16th largest in the nation. More information is available at www.BBandT.com.

#

     This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections.

     Please refer to BB&T's filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T's forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

     The foregoing may be deemed to be offering materials of BB&T Corporation in connection with BB&T's proposed acquisition of AREA Bancshares Corporation, on the terms and subject to the conditions in the Agreement and Plan of Reorganization, dated Nov. 7, 2001, between BB&T and AREA Bancshares Corp. This disclosure is being made in connection with Regulation of Takeovers and Security Holder Communications (Release Nos. 33-7760 and 34-42055) adopted by the Securities and Exchange Commission ("SEC").

     Shareholders of AREA Bancshares and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4, which BB&T will file with the SEC in connection with the proposed merger because it will contain important information about BB&T, AREA Bancshares, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters.

     After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC web site (http://www.sec.gov) and from BB&T and AREA Bancshares as follows:

     Alan W. Greer, Shareholder Reporting, BB&T Corporation, P.O. Box 1290, Winston-Salem, NC, 27102. Telephone: (336) 733-3021.

     John A. Ray, Chief Operating Officer, AREA Bancshares Corporation, P.O. Box 10001, Owensboro, KY, 42302-9001. Telephone: (270) 688-7753.

     In addition to the proposed registration statement and proxy statement/prospectus, BB&T and AREA Bancshares file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by either company at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C., 20549 or at the SEC's other public reference rooms in New York and Chicago.

     Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. BB&T and AREA Bancshares filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC's web site at http://www.sec.gov.

BB&T

and
AREA Bancshares Corporation
Owensboro, Kentucky
Expanding a Great Franchise

Analyst Presentation
November 8, 2001

Forward-Looking Information

BB&T has made forward-looking statements in the accompanying analyst presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of BB&T, and on the information available to management at the time the analyst presentation materials were prepared. In particular, the analyst materials in this report include statements regarding estimated earnings per share of BB&T on a stand alone basis, expected cost savings from the merger, estimated restructuring charges relating to the merger, estimated increases in AREA Bancshares Corporation's fee income ratio, the anticipated accretive effect of the merger, and BB&T's anticipated performance in future periods. With respect to estimated cost savings and restructuring charges, BB&T has made assumptions about, among other things, the extent of operational overlap between BB&T and AREA Bancshares Corporation, the amount of general and administrative expense consolidation, costs relating to converting AREA Bancshares Corporation's bank operations and data processing to BB&T's systems, the size of anticipated reductions in fixed labor costs, the amount of severance expenses, the extent of the charges that may be necessary to align the companies' respective accounting reserve policies, and the cost related to the merger. The realization of cost savings and the amount of restructuring charges are subject to the risk that the foregoing assumptions are inaccurate.

Any statements in the accompanying exhibit regarding the anticipated accretive effect of the merger and BB&T's anticipated performance in future periods are subject to risks relating to, among other things, the following possibilities: (1) expected cost savings from this merger or other previously announced mergers may not be fully realized or realized within the expected time frame; (2) deposit attrition, customer loss or revenue loss following proposed mergers may be greater than expected; (3) competitive pressure among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the businesses of BB&T and its merger partners, including AREA Bancshares Corporation, may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality, or a reduced demand for credit; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T and AREA Bancshares Corporation are engaged; (8) adverse changes may occur in the securities markets; and (9) competitors of BB&T and AREA Bancshares Corporation may have greater financial resources and develop products that enable such competitors to compete more successfully than BB&T and AREA Bancshares Corporation.

BB&T believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations. Such statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder value of BB&T following completion of the merger may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management's ability to control or predict.

Outline

  Background and transaction terms
  Financial Data
  Rationale and strategic objectives
  Investment criteria
  Summary

BB&T Corporation (BBT)

  $70.8 billion financial holding company*
  1,094 branch locations in NC, SC, VA, GA, MD, WV, KY, TN, AL and the District of Columbia*

		For 3 months ended 9/30/01**

o	ROA	1.62%
o	Cash Basis ROA	1.73%
o	ROE	19.05%
o	Cash Basis ROE	23.57%
o	Cash Basis Efficiency Ratio	49.58%

*Includes the pending acquisition of Community First Banking Company
** Recurring earnings

AREA Bancshares Corporation
(AREA)

  $2.95 billion bank holding company
  72 locations in Kentucky

		For 3 months ended 9/30/01**

o	ROA	1.22%
o	Cash Basis ROA	1.45%
o	ROE	11.49%
o	Cash Basis ROE	16.58%
o	Cash Basis Efficiency Ratio	55.90%

*Recurring earnings

Pro Forma Company Profile**

Size:    $75.6 billion in assets
           $16.2 billion in market capitalization**

Offices:	NC:	337
	VA:	278
	GA:	135
	KY:	111
	WV:	98
	MD:	94
	SC:	93
	TN:	39
	DC:	8
	AL:	2
	IN:	1
	Total	1,196

*Includes the pending acquisition of Community First Banking Company, as well as the acquisition of MidAmerica Bancorp, which is being announced concurrently with this transaction
**Based on closing prices as of 11/07/01

Terms of the Transaction

Terms of the Transaction

o	Purchase price:	$18.71 per share*
o	Aggregate value:	$450.6 million*
o	Consideration:	Fixed exchange ration of .55 of a share of BB&T common stock for each share of AREA common stock
o	Structure:	Tax-free exchange of stock equal to 100% of purchase price
o	Lock-up provision:	Stock option agreement
o	Expected closing:	Second quarter 2002

*Based on BB&T's closing stock price of $34.01 as of 11/07/01

Pricing

o	Purchase price	$18.71
o	Premium/market	8.8	%*
o	Price/9-30-01 stated book	1.46	x
o	Price/LTM EPS	13.86	x
o	Price/LTM Cash EPS	11.84	x
o	Price/LTM Core EPS	14.06	x
o	BB&T shares issued	13.2 million	**

*Based on AREA's closing stock price of $17.20 as of 11/07/01
**BB&T shares issued based on AREA shares outstanding adjusted for stock options using the treasury method
BB&T expects to repurchase approximately 2.1% of the shares issued in the transaction

Acquisition Comparables*

Comparable Acquisitions Announced in the Southeast since March 1, 2001 with Seller Assets over $250 Million

									Deal Pr/
		Date	Seller		Deal Value/	Deal Pr/	Deal	Deal Pr/	LTM Core
Buyer	Seller	Announced	Total Assets	Deal Value	Assets	Stock Pr	Pr/Bk	Tg Bk	EPS
			($M)	($M)	(%)	(%)	(%)	(%)	(x)
First Virginia Banks Inc.	James River Bankshares Inc.	3/5/2001	516.1	110.7	21.5	59.4	195.6	207.4	18.4
Mid-State Bancshares	Americorp	4/9/2001	266.5	64.1	24.1	65.5	236.0	236.2	16.6
Marshall & Ilsley Corporation	National City Bancorporation	4/30/2001	1,203.8	261.6	21.7	59.5	148.2	148.5	14.3
Allegiant Bancorp, Inc.	Southside Bancshares Corp.	5/1/2001	737.4	123.7	16.8	18.9	169.4	178.1	18.8
Chemical Financial Corporation	Bank West Financial Corporation	5/1/2001	284.3	29.8	10.5	21.1	124.7	124.7	19.2
SouthTrust Corporation	CENIT Bancorp, Inc.	5/4/2001	664.8	121.6	18.3	65.2	231.2	244.5	18.4
BNP Paribas Group	BancWest Corporation	5/7/2001	19,419.5	2,483.2	22.9	40.1	213.4	338.8	21.3
Financial Federal MHC, Inc.	Success Bancshares, Inc.	5/21/2001	592.1	48.1	8.1	27.7	152.7	152.7	22.6
Banknorth Group, Inc.	Andover Bancorp, Inc.	6/11/2001	1,799.0	339.6	18.9	25.9	201.0	212.4	15.4
Banknorth Group, Inc.	MetroWest Bank	6/11/2001	914.4	166.3	18.2	17.9	262.6	262.6	15.1
NBT Bancorp Inc.	CNB Financial Corp.	6/19/2001	964.4	137.5	14.3	33.2	209.6	288.2	18.1
First Banks, Incorporated	BYL Bancorp	6/22/2001	278.7	49.0	17.6	26.3	158.7	165.2	12.0
Greater Bay Bancorp	SJNB Financial Corp.	6/25/2001	648.1	181.9	28.1	6.1	245.6	256.4	14.7
Regions Financial Corporation	Park Meridian Financial Corp	6/27/2001	283.8	49.0	17.3	18.8	201.3	201.3	18.0
SouthTrust Corporation	Community Bankshares, Incorporated	6/29/2001	406.6	119.1	29.3	31.5	280.0	280.0	19.5
BB&T Corporation	Community First Banking Company	7/10/2001	548.1	128.0	23.4	27.9	331.0	340.6	19.0

Maximum			19,419.5	2,483.2	29.3	65.5	331.0	340.6	22.6
Minimum			266.5	29.8	8.1	6.1	124.7	124.7	12.0
Average			1,845.5	275.8	19.4	34.0	210.1	227.3	17.6
Median			620.1	122.7	18.6	27.8	205.5	224.3	18.2

Deal Price: $18.71
BB&T Corp	AREA Bancshares Corporation		2,946.0	450.6	15.3	8.8	145.6	180.2	14.1

Over/(Under) Average Comparables					(4.1)	(25.3)	(64.5)	(47.1)	(3.5)

*Source for Acquisition Comparables: SNL Securities.

Financial Data

Financial Summary*

	BB&T	AREA
	(9/30/01)	(9/30/01)
ROA	1.62%	1.22%
Cash Basis ROA	1.73	1.45
ROE	19.05	11.49
Cash Basis ROE	23.57	16.58
Net interest margin (FTE)	4.19	4.51
CB Efficiency ratio	49.58	55.90
Net charge-offs	0.37	0.36
Reserve/NPLs	238.05	279.46
NPAs/assets	0.45	0.36

*Recurring earnings

Capital Strength

	BB&T	AREA
	(9/30/01)	(9/30/01)
Equity/assets	8.5%	10.4%
Leverage capital ratio	7.1%	8.0%
Total risk-based capital	13.2%	13.2%

Rationale For Acquisition

  BB&T has an announced strategy to pursue in-market (Carolinas/Virginia/West Virginia/DC/Maryland/Georgia/ Kentucky/Tennessee) and contiguous state acquisitions of high quality banks and thrifts in the $250 million to $10 billion range. The acquisition of AREA Bancshares Corporation is consistent with this strategy.
  This acquisition is very consistent with past acquisitions which we have successfully executed, i.e. it fits our model.
  AREA Bancshares, the largest independent bank in Kentucky, gives BB&T a statewide presence and entry into the economically attractive markets of Lexington and Bowling Green.

Strategic Objectives

The key strategic objectives achieved in this acquisition:
  Provides BB&T with a solid statewide presence in economically-attractive Kentucky markets
  Combined with BB&T's concurrently announced acquisition of MidAmerica Bancorp, it provides entry into 39 cities and communities including Louisville, Lexington, Bowling Green, and Owensboro
  Improves efficiency
  - 20% cost savings fully realized in the first 12 months of operations following conversion
  Utilizes AREA Bancshares' branch franchise to sell BB&T's broad array of retail and commercial banking products to their existing customer base and expand the reach of the branch beyond AREA Bancshares' traditional customer
  Increases product and market penetration through the use of BB&T's world standard sales system

Franchise Enhancement

  Along with the concurrently announced acquisition of MidAmerica Bancorp, this acquisition improves BB&T's market share rank in Kentucky from 29th to 4th
  Provides BB&T with a sufficient framework in Kentucky to achieve economies of scale
  Continues BB&T's expansion into economically strong contiguous markets

Efficiency Improvement

Targeted Annual Cost Savings
$17.1 million or approximately
20% of AREA's expense base*

*Expense base net of AREA's annual intangible amortization of approximately $7 million

After-Tax One-Time Charges

One-time after-tax merger-related charges
$16.0 million

Branch Locations

Economic Vitality Map

Market Characteristics

  Kentucky is ranked 1st nationally in annualized 10 year percentage change in median household income by the Bureau of Census.
  According to Site Selection magazine, Kentucky:
  - ranked 2nd nationally in new jobs created per 1 million residents between 1998-2000,
  - is the third largest state in terms of auto manufacturing,
  - ranked 5th nationally in new/expanded facilities per 1 million residents between 1998-2000, and
  - ranked 10th nationally in capital investment per 1 million residents between 1998-2000.
  Kentucky is home to 10 of the top 100 US small towns for corporate facilities; 3rd highest total behind only Ohio and North Carolina with 22 and 18, respectively.
  Kentucky is ranked 9th nationally in percentage increase of estimated average yearly wage by the Bureau of Census.

BB&T Investment Criteria

  Cash Basis EPS (accretive by year 2)
  GAAP EPS (accretive by year 4)
  Internal rate of return (15% or better)
  Cash Basis ROE (accretive by year 3)
  Cash Basis ROA (accretive by year 3)
  Book value per share (accretive by year 3)
  Must not cause combined leverage capital ratio to go below 7%

Criteria are listed in order of importance. There are sometimes trade-offs among criteria.

Assumptions

  BB&T's 2001 EPS is based on the First Call estimate of $2.40 and subsequent years are based on 12% income statement and balance sheet growth.
  AREA's 2001 fully diluted core EPS, prior to acquisition effects, is based on AREA management's estimate of $1.32.
  20% annual cost savings ($17.1 million) fully realized in the first 12 months following conversion. Cost savings based on expense base net of intangibles amortization of $7 million.
  Growth Rates - Following the acquisition, we have assumed a base rate of 10% income statement and balance sheet growth except for the enhancement cited below:
  - AREA's noninterest income is grown to achieve a fee income ratio of 30% by year 7.
  CDI is amortized over ten years using the sum of the years digits method.
  AREA's loan loss allowance is conformed to BB&T's allowance level of 1.30%.
  AREA's net charge-off rate for loan losses is modeled at 0.35% in all years.
  BB&T will repurchase approximately 2.1% of the shares issued in the transaction, thus bringing AREA's pro forma leverage ratio to 7%.
  The equity ratio is maintained between 7% and 8%.

Earnings Per Share Impact

		Accretion		Accretion
		(Dilution)	Pro Forma	(Dilution)
	Pro Forma	Pro Forma	Cash Basis	Pro Forma
	EPS	Shares	EPS	Shares
2002	$2.82	$ (0.01)	$2.86	$0.02
2003	3.17	(0.00)	3.20	0.03
2004	3.56	0.01	3.59	0.03
2005	4.00	0.02	4.02	0.04
2006	4.49	0.04	4.51	0.05
2007	5.04	0.05	5.06	0.07
2008	5.65	0.07	5.67	0.08
2009	6.33	0.08	6.35	0.08
2010	7.09	0.08	7.10	0.09
2011	7.94	0.09	7.95	0.10

Internal rate of return		21.36%

ROE Impact*

			Pro Forma
	Pro Forma		Cash Basis
	ROE (%)	Change	ROE (%)	Change
2002	20.61	(0.89)	25.04	0.15
2003	22.03	(0.87)	26.36	0.05
2004	21.51	(0.68)	25.01	0.03
2005	21.04	(0.52)	23.89	0.03
2006	20.63	(0.39)	22.98	0.04
2007	20.29	(0.28)	22.24	0.06
2008	20.01	(0.17)	21.65	0.10
2009	19.73	(0.11)	21.12	0.12
2010	19.50	(0.05)	20.68	0.13
2011	19.29	(0.01)	20.30	0.15

* The decrease in ROE results from the build up in equity relative to assets. If consistent with attaining and maintaining a leverage capital ratio of at least 7%, BB&T may choose to leverage the balance sheet further through future purchase acquisitions.

ROA Impact

			Pro Forma
	Pro Forma		Cash Basis
	ROA (%)	Change	ROA (%)	Change
2002	1.75	(0.04)	1.79	(0.01)
2003	1.76	(0.03)	1.79	(0.01)
2004	1.76	(0.02)	1.80	(0.01)
2005	1.77	(0.02)	1.80	0.00
2006	1.78	(0.01)	1.80	(0.00)
2007	1.79	(0.00)	1.81	0.00
2008	1.79	0.00	1.81	0.01
2009	1.80	0.00	1.81	0.01
2010	1.80	0.00	1.81	0.01
2011	1.80	0.00	1.81	0.01

Book Value/Capital Impact

	Pro Forma
	Book Value Per Share		Pro Forma*
		Accretion	Leverage
	Stated	(Dilution)	Ratio
2002	13.91	0.57	7.19%
2003	15.99	0.56	7.58
2004	18.39	0.56	7.95
2005	21.08	0.57	8.28
2006	24.11	0.59	8.58
2007	27.46	0.57	8.83
2008	31.23	0.56	9.05
2009	35.41	0.52	9.24
2010	40.11	0.49	9.42
2011	45.38	0.45	9.57

*BB&T's goal is to manage its leverage ratio to between 7% and 8%

Summary

  The acquisition of AREA Bancshares Corporation is a strong strategic fit:
  - It helps accomplish our goal of expanding our Kentucky market
  - Including the acquisition of MidAmerica Bancorp, it achieves our goal of being in the top 5 in market share
  - It fits culturally and geographically
  - This is the type of merger we have consistently, successfully executed
  Overall Investment Criteria are met:
  - Cash Basis EPS accretive in year 1 and GAAP EPS accretive in year 2
  - IRR 21.36%
  - Cash ROE accretive in year 1
  - Cash ROA accretive in year 6
  - Book value accretive immediately
  - Combined leverage ratio remains above 7%

Appendix

o	Historical Financial Data
o	Glossary
o	Where to go for additional information about BB&T, AREA Bancshares Corporation and the merger

AREA Bancshares Corporation
Financial Summary

										Nine months	9/30/01
										ended	vs.
		%			%			%		September 30	9/30/00
	1998	Change		1999	Change		2000	Change		2001	% change
Earnings Summary (In thousands)
Interest Income (FTE)
Interest on loans & leases	$113,857	2.1%		$130,683	14.8%		$171,719	31.4%		$123,402	-2.4%
Interest & dividends on securities	30,409	1.6%		31,639	4.0%		39,030	23.4%		33,784	16.6%
Interest on temporary investments	3,468	161.3%		1,343	-61.3%		464	-65.5%		655	127.4%

Total interest income (FTE)	147,734	3.5%		163,665	10.8%		211,213	29.1%		157,841	1.4%

Interest Expense
Interest expense on deposit accounts	59,099	9.3%		59,035	-0.1%		77,935	32.0%		58,490	3.6%
Interest on short-term borrowings	5,027	-18.0%		6,961	38.5%		8,833	26.9%		11,127	-31.5%
Interest on long-term debt	3,764	9.0%		4,342	15.4%		12,726	193.1%		--	N/A

Total interest expense	67,890	6.7%		70,338	3.6%		99,494	41.5%		69,617	-4.3%

Net interest income (FTE)	79,844	0.9%		93,327	16.9%		111,719	19.7%		88,224	6.3%
Less taxable equivalency adjustment	4,158	18.7%		4,420	6.3%		5,126	16.0%		4,182	6.6%
Net interest income	75,686	0.1%		88,907	17.5%		106,593	19.9%		84,042	6.3%
Provision for loan losses	1,628	-50.2%		736	-54.8%		2,523	242.8%		2,700	120.6%

Net interest income after provision	74,058	2.4%		88,171	19.1%		104,070	18.0%		81,342	4.5%

Noninterest Income
Service charges on deposit accounts	7,548	13.1%		9,374	24.2%		12,914	37.8%		10,758	13.8%
Non-deposit fees and commissions	11,135	19.7%		11,238	0.9%		13,647	21.4%		10,430	0.8%
Gain on sale of loans	1,336	N/A		1,266	-5.2%		1,021	-19.4%		1,111	132.9%
Other operating income	410	-56.9%		846	106.3%		2,090	147.0%		992	-44.1%

Total noninterest income	20,429	11.5%		22,724	11.2%		29,672	30.6%		23,291	5.6%

Noninterest Expense
Personnel	30,032	3.1%		35,276	17.5%		40,263	14.1%		31,516	3.6%
Occupancy & equipment	8,390	-2.0%		11,552	37.7%		13,530	17.1%		10,439	7.0%
FDIC premiums	253	6.3%		303	19.8%		405	33.7%		307	5.5%
Other operating expenses	25,137	7.3%		27,677	10.1%		35,417	28.0%		27,575	2.6%

Total noninterest expense	63,812	4.0%		74,808	17.2%		89,615	19.8%		69,837	3.7%

Net income before taxes	30,675	4.7%		36,087	17.6%		44,127	22.3%		34,796	7.0%
Income taxes	8,859			10,509			13,556			10,311

Net income before nonrecurring charges	21,816	4.8%		25,578	17.2%		30,571	19.5%		24,485	8.1%

Nonrecurring charges	810			12,681			7,162			604

Net income	$22,626	8.7	% $	38,259	69.1	% $	37,733	-1.4	% $	25,089	-16.3%

Basic EPS	$0.97	7.8	% $	1.52	56.4	% $	1.54	1.6	% $	1.03	-15.5%
Diluted EPS	0.95	6.5%		1.50	57.9%		1.53	2.3%		1.03	-15.0%
Diluted EPS before nonrecurring charges	0.91	3.1%		1.00	9.5%		1.24	24.0%		1.01	10.5%
Diluted Cash EPS before nonrecurring charges	1.03	4.0%		1.14	10.3%		1.52	33.0%		1.18	9.3%

Book value	$10.13	20.5	% $	10.78	6.4	% $	11.79	9.4	% $	12.85	13.2%

EOP shares	23,505			24,769			24,318			23,906
Basic shares	23,459			25,220			24,491			24,293
Diluted shares	23,873			25,566			24,640			24,354

AREA Bancshares Corporation
Financial Summary

							Nine months	9/30/01
							ended	vs.
		%		%		%	September 30	9/30/00
	1998	Change	1999	Change	2000	Change	2001	Change

Average Balance Sheet
(In thousands)
Assets
Loans	$1,256,499	5.6%	$1,543,221	22.8%	$1,915,731	24.1%	$1,923,115	0.7%
Securities	466,459	5.4%	519,827	11.4%	580,780	11.7%	596,116	7.1%
Other earning assets	65,699	167.2%	27,736	-57.8%	8,237	-70.3%	58,831	74.0%

Total interest-earning assets	1,788,657	7.9%	2,090,784	16.9%	2,504,748	19.8%	2,578,062	3.1%

Goodwill & other intangibles	24,827	51.5%	33,299	34.1%	47,819	43.6%	63,296	-8.5%
Other assets	98,502	2.6%	134,337	36.4%	157,258	17.1%	134,770	1.2%

Total assets	$1,911,986	8.1%	$2,258,420	18.1%	$2,709,825	20.0%	$2,776,128	2.7%

Net interest margin	4.46%		4.46%		4.46%		4.58%
Liabilities & Shareholders' Equity
Interest-bearing deposits:
Money Market & NOW	$237,753	-1.6%	$296,464	24.7%	$326,575	10.2%	$402,781	24.0%
Savings	327,687	26.6%	402,240	22.8%	452,376	12.5%	391,350	-14.3%
CD's and other time	759,503	7.3%	795,624	4.8%	983,730	23.6%	1,047,589	8.2%

Total interest-bearing deposits	1,324,943	9.6%	1,494,328	12.8%	1,762,681	18.0%	1,841,720	5.3%
Short-term borrowed funds	103,312	-12.7%	157,514	52.5%	156,550	-0.6%	145,585	-3.5%
Long-term debt	61,893	N/A	68,217	N/A	186,820	N/A	170,434	-13.6%

Total interest-bearing liabilities	1,490,148	7.7%	1,720,059	15.4%	2,106,051	22.4%	2,157,739	2.9%
Demand deposits	185,391	5.1%	243,277	31.2%	301,270	23.8%	292,861	-3.0%
Other liabilities	23,410	-10.1%	29,315	25.2%	26,470	-9.7%	27,301	-4.1%

Total liabilities	1,698,949	7.2%	1,992,651	17.3%	2,433,791	22.1%	2,477,901	2.1%

Common equity	213,037	15.9%	265,769	24.8%	276,034	3.9%	298,227	8.9%

Total equity	213,037	15.9%	265,769	24.8%	276,034	3.9%	298,227	8.9%

Total liabilities & shareholders' equity	$1,911,986	8.1%	$2,258,420	18.1%	$2,709,825	20.0%	$2,776,128	2.7%

AREA Bancshares Corporation
Financial Summary

										Nine months	9/30/01
										ended	vs.
		%			%			%		September 30	9/30/00
	1998	Change		1999	Change		2000	Change		2001	Change

Ratio Analysis
Cash ROA	1.29%			1.29%			1.38%			1.38%
ROA	1.14%			1.13%			1.13%			1.18%
Cash ROCE	11.58%			10.97%			13.54%			12.89%
ROCE	10.24%			9.62%			11.08%			10.98%
Cash Efficiency ratio	60.8%			61.4%			58.6%			58.8%
Efficiency ratio	63.6%			64.5%			63.4%			62.6%
Adj. noninterest income / Adj. revenues	20.4%			19.6%			21.0%			20.9%
Average equity / Average assets	11.1%			11.8%			10.2%			10.7%

Credit Quality
(In thousands)
Beginning	$19,887			$21,651			$23,055			$27,630

Provision	1,628			736			2,523			2,700
Acquired allowance	1,137			1,857			4,323			--
Net charge-offs	(1,001)			(1,189)			(2,271)			(3,739)

Ending allowance	$21,651			$23,055			$27,630			$26,591

Allowance	1.52%			1.41%			1.42%			1.35%
Charge-off rate	0.08%			0.08%			0.12%			0.26%

Period end loans & leases	$1,426,775	15.3	% $	1,640,078	15.0	% $	1,943,145	18.5	% $	1,970,343	1.7%

Period end common equity	$238,213	21.2	% $	266,964	12.1	% $	286,639	7.4	% $	307,198	10.6%

Period end total assets	$2,132,365	12.1	% $	2,340,521	9.8	% $	2,768,470	18.3	% $	2,945,953	7.3%

Glossary

Return on Assets - recurring earnings for the period as a percentage of average assets for the period.

Return on Equity - recurring earnings for the period as a percentage of average common equity for the period.

Cash Basis Performance Results and Ratios - These calculations exclude the effect on net income of amortization expense applicable to certain intangible assets. The ratios also exclude the effect of the unamortized balances of these intangibles from assets and equity.

Efficiency Ratio - calculated as recurring noninterest expense as a percentage of the sum of recurring net interest income on a fully taxable equivalent basis and recurring noninterest income.

Leverage Capital Ratio - Common shareholders' equity excluding unrealized securities gains and losses and certain intangible assets as a percentage of average assets for the most recent quarter less certain intangible assets.

Total Risk-Based Capital Ratio - The sum of shareholders' equity, a qualifying portion of subordinated debt and a qualifying portion of the allowance for loan and lease losses as a percentage of risk-weighted assets.

Net Charge-Off Ratio - Loan losses net of recoveries as a percentage of average loans and leases.

Internal Rate of Return - The interest rate that equates the present value of future returns to the investment outlay. An investment is considered acceptable if its IRR exceeds the required return. The investment is defined as the market value of the stock and/or other consideration to be received by the selling shareholders.

Recurring Results or Ratios - earnings excluding charges and expenses principally related to completing mergers and acquisitions.

Certain of the ratios discussed above may be annualized if the applicable periods are less than a full year.

The foregoing may be deemed to be offering materials of BB&T Corporation in connection with BB&T's proposed acquisition of AREA Bancshares Corporation on the terms and subject to the conditions in the Agreement and Plan of Reorganization, dated November 7, 2001, between BB&T and AREA Bancshares. This filing is being made in connection with Regulation of Takeovers and Security Holder Communications (Release #'s 33-7760 and 34-42055) adopted by the Securities and Exchange Commission ("SEC").

Shareholders of AREA Bancshares and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 which BB&T will file with the SEC in connection with the proposed merger because it will contain important information about BB&T, AREA Bancshares, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC's web site (http://www.sec.gov) and from AREA and BB&T as follows:

John A. Ray	Alan W. Greer
Chief Operating Officer	Shareholder Reporting
AREA Bancshares Corporation	BB&T Corporation
P. O. Box 786	Post Office Box 1290
Owensboro, Kentucky 42302	Winston-Salem, North Carolina 27102
Phone: (270) 688-7753	Phone: (336) 733-3021

In addition to the proposed registration statement and proxy statement/prospectus, BB&T and AREA file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by either company at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. BB&T's and AREA's filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC's web site at http://www.sec.gov.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           BB&T CORPORATION
                                                                           (Registrant)

                                                                           By: /S/ SHERRY A. KELLETT

                                                                           Sherry A. Kellett
                                                                           Senior Executive Vice President and Controller
                                                                           (Principal Accounting Officer)

Date: November 8, 2001